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                                                                    Exhibit 23.2

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated July 19, 1999 included in Netro Corporation's Registration Statement No. 333-81325 on
Form S-1.


/s/ Arthur Andersen LLP

San Jose, California
August 18, 1999



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